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                                                                    Exhibit 23.2

Consent of Independent Accountants

We consent to the inclusion in this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-44251) of our report dated February 18, 1998, on our audits of the consolidated financial statements and our report on the financial statement schedule of Shop at Home, Inc. and subsidiaries as of February 18, 1998. We also consent to the reference to our firm under the caption "Experts."

                                                        COOPERS & LYBRAND L.L.P.

Knoxville, Tennessee
March 20, 1998